AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of November 8, 2001, Amended and Restated effective as of the 18th day of February 2004, and further Amended and Restated effective as of the 1st day of December, 2012 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Series Trust.

      WHEREAS,  pursuant  to the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

      WHEREAS, the Adviser and the Sub-Adviser agree to amend the sub-advisory fees as forth on Schedule B to the Agreement to reflect fee reductions for the following five funds:

      1) JNL/Mellon Capital Bond Index Fund;
      2) JNL/Mellon Capital Management International Index Fund;
      3) JNL/Mellon Capital Management S&P 500 Index Fund;
      4) JNL/Mellon Capital Management S&P 400 MidCap Index Fund; and
      5) JNL/Mellon Capital Management Small Cap Index Fund.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows effective as of January 1, 2013:

      1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated January 1, 2013, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of the 14th day of December, 2014, effective as of January 1, 2013.

JACKSON NATIONAL ASSET MANAGEMENT, LLC     MELLON CAPITAL MANAGEMENT CORPORATION

By:     /s/ Mark D. Nerud                  By:      /s/ Janet Lee
    ---------------------------------          ------------------------------

Name:   Mark D. Nerud                      Name:    Janet Lee
      -------------------------------             ---------------------------

Title:  President and CEO                  Title:   Director
       ------------------------------             ---------------------------

                                   SCHEDULE B
                                 JANUARY 1, 2013
                                 (Compensation)

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  JNL/MELLON CAPITAL MANAGEMENT DOW JONES
                 U.S. CONTRARIAN OPPORTUNITIES INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       JNL/MELLON CAPITAL MANAGEMENT
                        EMERGING MARKETS INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                      0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                      0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              JNL/MELLON CAPITAL MANAGEMENT GLOBAL ALPHA FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $200 million                                                     0.60%
--------------------------------------------------------------------------------
$200 to $400 million                                                   0.55%
--------------------------------------------------------------------------------
$400 to $600 million                                                   0.50%
--------------------------------------------------------------------------------
$600 to $800 million                                                   0.45%
--------------------------------------------------------------------------------
$800 to $900 million                                                   0.40%
--------------------------------------------------------------------------------
Over $900 million                                                      0.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $50 million                                                      0.09%
--------------------------------------------------------------------------------
$50 to $100 million                                                    0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $750 million                                                     0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    JNL/S&P COMPETITIVE ADVANTAGE FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                     0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   JNL/S&P DIVIDEND INCOME & GROWTH FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                     0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                      0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       JNL/S&P INTRINSIC VALUE FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                     0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         JNL/S&P TOTAL YIELD FUND
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
$0 to $100 million                                                     0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  JNL/T. ROWE PRICE MID-CAP GROWTH FUND*
--------------------------------------------------------------------------------
AVERAGE DAILY NET ASSETS                                            ANNUAL RATE
--------------------------------------------------------------------------------
First $50 million                                                      0.09%
--------------------------------------------------------------------------------
Next $50 million                                                       0.06%
--------------------------------------------------------------------------------
$100 to $750 million                                                   0.03%
--------------------------------------------------------------------------------
Over $750 million                                                     0.015%
--------------------------------------------------------------------------------

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital Management Corporation.